JP Morgan Conference

                                   [Panamco Logo]

                         New York, November 4-5, 2002

Forward Looking Statements


This presentation includes forward looking statements which reflect management's current analysis and expectations, based on reasonable assumptions. Actual results may differ materially from the statements made depending on a variety of factors, including business climate, economic and competitive uncertainties, higher operating costs, reduced levels of beverage consumption in the overall market, risks in developing new products and technologies, foreign exchange rates, and adverse changes in economic and political climates around the world.

This presentation does not constitute an offer to sell, an offer to purchase or a solicitation of an offer to purchase any securities.

                              TABLE OF CONTENTS


o    Panamco Overview

o    Latin American Operations

o    Principles

o    Strategic Imperatives

o    Growth Drivers

     -    Pricing Strategy

     -    Packaging

o    Managing for the Long-Term

o    Innovation and Growth

o    Financial Performance

o    Strategic View

                               PANAMCO OVERVIEW


o LARGEST SOFT DRINK BOTTLER in Latin America and third largest Coca-Cola bottler in the world

o ANCHOR BOTTLER with 60-Year relationship with Coca-Cola; 25% shareholder

o    COUNTRIES: presence in 8 countries in Latin America

o    SHARE OF SALES: 80% colas, 45% flavors, 36% water

o VOLUME: 1.2 billion unit cases in 2001; 0.9 billion unit cases as of September 2002

o    NET SALES: $2.6 billion in 2001; $1.8 billion as of September 2002

o    PUBLICLY TRADED: in NYSE, ticker PB

                 VAST OPERATIONAL EXPERIENCE IN LATIN AMERICA


                                                                 ANDEAN REGION
                                                                 -------------

NOLAD REGION                                                     COLUMBIA
------------
                                                                 AND
MEXICO
                            [MAP OF LATIN AMERICA]               VENEZUELA
AND

CENTRAL AMERICA

GUATEMALA
NICARAGUA                                                        BRAZIL
COSTA RICA                                                       ------
PANAMA

                 VAST OPERATIONAL EXPERIENCE IN LATIN AMERICA

2002 DATA                          MEXICO   CENTRAL   ANDEAN   BRAZIL   COMPANY
                                            AMERICA*

Franchise Population (MM)            18        14       67       25       124
CSD 8oz Per Capita Consumption      377       123      107      220       171

CSD Share of sales                  79%       64%      66%      56%       66%

Cold drink equipment per 10,000 pop  77        47       46       32        48

Cooler Penetration                  65%       50%      51%      67%       55%

YTD as of September 2002
------------------------

Volume (MMUC)                       362        58      262      221       903

Net Revenue ($MMUS)               $ 810      $176     $548     $278    $1,811

Net Revenue Per Unit Case ($US)   $2.24     $3.02    $2.09    $1.26     $2.01


*Central America excludes data from Panama, since it was incorporated in October 2002


Panama 2002 Data                                 Panama 2001 Data
----------------                                 ----------------
Population (MM)                         3
CSD Per Capita Consumption            247        Volume (MMUC)           19
Share of Sales                        60%        Net Revenue ($MMUC)    $62
Cold Drink Equipment per 10K pop       32        Net Revenue
Cooler Penetration                    60%        Per Unit Case ($US)  $3.29

                                  PRINCIPLES


o    Managing the business for the long-term

o    Protecting and increasing share of sales

o    Maximizing profitability in a consistent way

o    Improving operational performance in difficult macroeconomic environments

                            STRATEGIC IMPERATIVES


o    Single-serve growth

o    Profitable take-home growth

o    Productivity and cost control

o    Flawless execution

                                GROWTH DRIVERS


o    Price/Value Management

o    Channel & Mix Management

o    Cost Control

o    Execution

                               PRICING STRATEGY


                                                o  BY CHANNEL
o  Growing volume and share    [arrow graphic]  o  BY PACKAGE
o  Maximizing revenues                          o  BY BRAND
                                                o  BY TERRITORY


          Volumes Trend                                    Local Currency Rev/Case Growth

  8.0%-|                                 [Y= YTD]     20.0%|- [Y= YTD]                           16.6%
       |  6.0%                          [3Q= 3Q02]         |  [3Q= 3Q02]                    15.2%__
  6.0%-|   __  4.1%                                        |                                  __|3Q|
       |  |Y |__                        [3Q= 3Q02]    15.0%|-                                |Y |  |
  4.0%-|  |  |3Q|                                          |           11.4%     11.0%       |  |  |
       |  |  |  |                 0.3%      0.1%           |             __        __        |  |  |
  2.0%-|  |  |  |                 __        __        10.0%|-           |Y |8.4%  |Y |8.5%   |  |  |
       |  |  |  |                |3Q|      |3Q|            |            |  |__    |  |__     |  |  |
  0.0%-|------------------------------------------         |            |  |3Q|   |  |3Q|    |  |  |
       |            |  |3Q|   |  |      |  |           5.0%|-    1.6%   |  |  |   |  |  |    |  |  |
 -2.0%-|            |  |__|   |  |      |  |               |      __    |  |  |   |  |  |    |  |  |
       |            |  |-1.6% |  |      |  |               |     |3Q|   |  |  |   |  |  |    |  |  |
 -4.0%-|            |Y |      |  |      |  |           0.0%|-----------------------------------------
       |            |__|      |  |      |Y |               |  |Y |
 -6.0%-|            -5.1%     |  |      |__|               |  |__|
       |                      |Y |      -6.9%         -5.0%|- -1.4%
 -8.0%-|                      |__|
       |                      -8.7%
-10.0%-|
          Mexico    Colombia  Venezuela  Brazil               Mexico    Colombia  Venezuela  Brazil

* % growth vs. same period last year                  * % growth vs. same period last year

                          CHANNEL AND MIX MANAGEMENT

                            1. Single Serve Growth
                            2. Profitable Take-Home Growth

                                 [down arrow]

                       Upsizing and increasing coolers
                           Marketplace investments
                                  Promotions

Single Serve Mix (%)    NOLAD      COLOMBIA        VENEZUELA       BRAZIL
                        42%        53%             38%             31%

Cooler Penetration      NOLAD      COLUMBIA        VENEZUELA       BRAZIL
                        59%        44%             62%             67%

IN CONCLUSION...

Price/Value Management                                  Channel/Mix Management


                    [two arrows pointing diagonally downward]

                            Drive Top Line Growth

                                 [plus sign]

Execution                                                      Cost Control

                    [two arrows pointing diagonally downward]

                               Drive Consistent
                                Profitability
                                    Growth

                  MANAGING THE BUSINESS FOR THE LONG-TERM IN
                     DIFFICULT MACROECONOMIC ENVIRONMENTS

o NOLAD: Dynamic pricing architecture to drive top line growth while maintaining and increasing share vs. new entrants (PBG, Kola Real). Aggressive cost control which has quarterly improved COP margins.

o COLOMBIA: Reactivating volume growth through an adjusted pricing strategy (focusing on single serve CSD, priced line with purchasing power).
     Strong focus in achieving lower expenses to increase profitability (adjusting sales and distribution, eliminating outsourcing services).

o VENEZUELA: Pricing at parity, while leveraging infrastructure on returnable bottles to increase pricing flexibility. Securing low cost structure to strongly position the Company to reap higher benefits when conditions improve.

o BRAZIL: Top line improvement through an aggressive pricing strategy and rebuilding of the sales force. Focus on profitability.

                       CONTINUOUS INNOVATION AND GROWTH

o    PANAMA ACQUISITION:

     o Panamco, through the joint-venture, CA Beverages, acquired direct control of Coca-Cola de Panama.
     o Acquisition is expected to be accretive, is strategic, and will reduce overall risk by adding dollar-denominated profits.
     o Coca-Cola de Panama had estimated share of sales of 60% in 2001, volume sales of 18.9 million unit cases in 2001, and generated revenues and cash operating profit of $62.1 million and $9.2 million, respectively.

o    CONVERTING RISCO BRAND TO CIEL

     o Panamco reached agreements with TCCC to convert its Risco water volume in Mexico to Coca-Cola brand Ciel for a total consideration of $65 million.
     o Growth and profitability will benefit from the marketing and distribution of a nationally available and advertised water brand in Mexico.

                            FINANCIAL PERFORMANCE

                        YTD 2002 FINANCIAL PERFORMANCE


FINANCIAL STATISTICS -- NINE MONTHS ENDED SEPTEMBER 30, 2002
(all in millions, unless otherwise stated)

                        2002 Act*       2001 Act*       % Change
Volume Growth                1.8%
Sales                    $1,811.4        $1,944.3          -6.8%
COP                        $321.2          $401.6         -20.0%
Operating Profit           $181.3          $220.5         -17.8%
Net Profit                  $61.1           $91.7         -33.4%
EPS                         $0.13           $0.72          -5.4%


* Excludes facilities reorganization and other charges

                           LONG-TERM VALUE CREATION


An optimal allocation of capital has improved Free Cash Flow

                                     1998     1999     2000     2001


Net Income                           $120    ($60)   ($505)     $118

Free Cash Flow Before Investments    $409     $211     $220     $355

Capital Expenditures               ($427)   ($238)     $203   ($136)

Investments & Others               ($120)   ($188)      $73      $34

Dividends Paid                      ($32)    ($32)    ($32)    ($33)

  FCF After Investment             ($169)   ($246)      $58     $220

FCF as % of Revenues               (6.1%)  (10.2%)     2.2%     8.3%

                           LONG-TERM VALUE CREATION


And allowed us to reduce debt by almost 30% since plan was announced


                   Q3 2000        Q3 2002        Reduction        % Reduction

Total Debt          $1,273           $913*            $360            -28.3%

Cash &
Equivalents           $147            $55              $92            -62.6%

Net Debt            $1,125           $858             $267            -23.7%


Note: includes debt from Panamanian transaction

                                STRATEGIC VIEW


o    Criteria for consolidation:

     o    Accretive to shareholders.

     o    Contiguous territories that drive synergies.


o On December, Panamco will present strategic and operating plan for Board of Directors approval.